                                                                    Exhibit (24)


                                POWER OF ATTORNEY
                                -----------------

        The undersigned hereby appoints F. Quinn Stepan, Walter J. Klein and Jeffrey W. Bartlett, and each of them individually, the true and lawful attorney or attorneys of the undersigned, with substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer or director or both of Stepan Company, a Delaware corporation, the Annual Report of Form 10-K under the Securities Exchange Act of 1934, and any amendments or supplements thereto, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Annual Report and related documents with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully as all intents and purposes of the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 29 day of March 1999


                                                  /s/ F. Quinn Stepan
                                                 ------------------------------
                                                  F. Quinn Stepan

                                                  /s/ F. Quinn Stepan, Jr.
                                                 ------------------------------
                                                  F. Quinn Stepan, Jr.

                                                  /s/ Walter J. Klein
                                                 ------------------------------
                                                  Walter J. Klein

                                                  /s/ James A. Hartlage
                                                 ------------------------------
                                                  James A. Hartlage

                                                  /s/ Thomas F. Grojean
                                                 ------------------------------
                                                  Thomas F. Grojean

                                                  /s/ Paul H. Stepan
                                                 ------------------------------
                                                  Paul H. Stepan

                                                  /s/ Robert D. Cadieux
                                                 ------------------------------
                                                  Robert D. Cadieux

                                                  /s/ Robert G. Potter
                                                 ------------------------------
                                                  Robert G. Potter